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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report        May 18, 1998
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                                Cable Link, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

         0-23111                                           31-1239657
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(Commission File Number)                       (IRS Employer Identification No.)

        280 Cozzins Street                                      43215
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(Address of Principal Executive Offices)                      (Zip Code)

                                 (614) 221-3131
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

         (a) On May 18, 1998, the registrant, pursuant to a Stock Purchase and Non-Compete Agreement, acquired all of the outstanding equity securities ("Securities") of PC & Parts, Inc. (dba Auro Computer Systems) (the "Company"), for an approximate sum of $820,000, of which $700,000 was paid in cash and the balance in the form of a note bearing interest at the rate of 9% per annum, the principal being payable in four quarterly installments commencing on the first anniversary of the note. By June 17, 1998, a balance sheet as of the closing of business on May 5, 1998 will be prepared, which balance sheet will reflect the book value of the acquired assets and the assumed liabilities. Based upon the balance sheet results, an adjustment to the purchase price will be made upward or downward and if the registrant has overpaid, the registrant's original note will be returned for an adjusted note and if the registrant has underpaid, the registrant will deliver to the seller an additional note.

         Simultaneously with the foregoing acquisition, the registrant entered into a Stock Agreement with Brian Berger, an employee of the Company, whereby Mr. Berger contributed $100,000 toward the purchase of the shares of the Company and the registrant will transfer to Mr. Berger a proportionate number of the shares at the time the final purchase price of the shares is established.

         The Securities were acquired from James Miao, John Miao, Richard Chu, Cheng Chen Hsiu, Peter D. Lee, Wendy Lee, Joseph M. Breneman, Gregory M. Layer and Steve Selby.

         Funds utilized in this transaction were obtained through a Revolving Term Loan from The Provident Bank to the registrant.

         The Company is and will continue to be engaged in the business of providing computer hardware and services related thereto, as well as designing and implementing wide area and local area networks. As a result of acquiring all of the Securities, the registrant and Mr. Berger acquired the Company as a going business which included substantially all of its tangible and intangible assets, including inventory, equipment and accounts receivable. The Company leases the real estate in which it operates its business.

         Following the acquisition, Bob Binsky, Chairman of the Board of the registrant, was elected Chairman of the Board of the Company, and Brian Berger was elected as President, Chief Executive Officer of the Company. In addition, Mr. Berger was granted a stock option for 25,000 shares of common stock of the registrant and a stock option for up to an additional 27,500 shares of common stock of the registrant if certain milestones of the Company are achieved. Mr. Berger was also elected as a director of the registrant.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (a)-(b)  Financial Statements.


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         The pro forma financial information and financial statements required by Rule 3-05(b) will be filed by amendment hereto within 60 days.

         (c)  Exhibits.

         (2) Plan of acquisition, reorganization, arrangement, liquidation, or succession.

         2.1. Stock Purchase and Non-Compete Agreement among PC & Parts, Inc., its Shareholders, Brian Berger and Cable Link, Inc. dated May 18, 1998.

         2.2. Stock Agreement among Cable Link, Inc., PC & Parts, Inc. and Brian Berger dated May 18, 1998.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CABLE LINK, INC.


Dated:  May 26, 1998                        By /s/ Bob Binsky
                                               ---------------------------------
                                               Bob Binsky, Chairman of the Board




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                                  EXHIBIT INDEX

                                                                   PAGE NO. IN
                                                                   SEQUENTIALLY
                                                                   NUMBERED
EXHIBIT NO.                         DOCUMENT                       COPY

2.1.              Stock Purchase and Non-Compete Agreement               6
                  among PC & Parts, Inc., its Shareholders, Brian
                  Berger and Cable Link, Inc. dated May 18, 1998

2.2.              Stock Agreement among Cable Link, Inc., PC & Parts,   53
                  Inc. and Brian Berger dated May 18, 1998